Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION
MONTHLY OPERATING REPORT, April 2009
CHAPTER 11
BUSINESS DEBTORS
Form 2A
COVERSHEET AND QUESTIONNAIRE

Mark one box for each required document
Report/Document	Previously
Attached	Waived

☒		1. Cash Receipts and Disbursements Statement (Form 2-B)
2. Balance Sheet (Form 2-C)
3. Profit and Loss Statement (Form 2-D)
4. Supporting Schedules (Form 2-E)
☒		5. Disbursements Summary (Form 2-F)
☒		6. Narrative (Form 2-G)
☒		7. Bank Statements for All Bank Accounts
☒		8. Bank Statement Reconciliations for All Bank Accounts

Questionnaire
Please answer questions below	Yes	No

1. Is the business still operating?	☒
2. Were any assets (other than inventory) sold this month?		☒
3. Were all employees timely paid this month?		☒
4. Are all insurance policies and operating licenses current and in effect?		☒	(1)
5. Did you open any new bank accounts this month?		☒
6. Did you deposit all receipts into your DIP account this month?		☒	(2)
7. Have all taxes been timely paid?		☒	(3)
8. Are you current on the U.S. Trustee quarterly fee payments?	☒

I declare under penalty of perjury that the following Monthly Operating Report , and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: July 2, 2009	Print name: Zachary H Pashel
Signature: /S/ Zachary H Pashel
Title: President and Chief Executive Officer

(1) Our California business license fee for 2007 is past due. We have been informed that our  business license in California was suspended, however effective January 1, 2008 the company is no  longer doing business in California.
(2) Certain deposits related to securities were automatically deposited into our custody account.
(3) Certain local, state and federal taxes for 2007 and 2008 are past due.

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period April 1, 2009 to April 30, 2009

Cash flow Summary	LUM		MIN
	Current		Current
	Month	Accumulated	Month	Accumulated

1. Beginning cash balance	$114,338	$234,454	$2,750	$100,046

2. Cash receipts
Operations	51,059	503,275	-	19,107
Sale of assets	-	-	-	-
Loans/advances	-	1,342,000	-	-
Other	-	186,910	-	9,759

Total Cash Receipts	51,059	2,032,185	-	28,866

3. Cash Disbursements
Operations	127,686	1,605,673	-	66,507
Debt Service/Secured loan payment	-	-	-	-
Professional Fees/U.S. Trustee Fees	-	571,137	-	-
Other	-	52,117	-	59,655

Total Cash Disbursements	127,686	2,228,927	-	126,162

4. Net Cash Flow (total Cash Receipts less
Total Cash Disbursements)	(76,627)	(196,742)	-	(97,296)

Ending Cash balance (to Form 2-C)	$37,711	$37,712	$2,750	$2,750

	Financial	Book
CASH BALANCE SUMMARY	Institution	Balance

Petty Cash		N/A
DIP Operating account (LUM)	Wachovia	$39,611
DIP State Tax Account		N/A
DIP Payroll Account (LUM)	Wachovia	$5,932
Other Operating Account (LUM)	Bank of America	$(7,832)
Other Operating Account (LUM)	Bank of the West	$-
Sweep account (LUM)	JPMorgan Custody Account	$-
Other Interest Bearing Account (MIN)	JPMorgan Custody Account	$2,750

TOTAL (must agree with Ending Cash Balance above)		$40,461

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period April 1, 2009 to April 30, 2009

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	2000037939702

Date	Payer	Description	Amount

04/01/09	Patrick Olson	Other receipts	$1,800
04/07/09	Wells Fargo Bank	Interest receipts	36
04/09/09	Wells Fargo Bank	Other receipts	36,426
04/13/09	ADP COBRA Services	COBRA benefit receipts	5,135
04/15/09	HR Simplified	COBRA benefit receipts	650
04/17/09	IndyMac Bank	Interest receipts	4,801

		Total Cash Receipts	$48,848

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-50526

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	20000-38963175

Date	Payer	Description	Amount

4/13/2009	Luminent Mortgage Capital	Funds Transfer	$1,764
4/21/2009	Luminent Mortgage Capital	Funds Transfer	447

		Total Cash Receipts	$2,211

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	756-032058

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

MIN
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-58765

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period April 1, 2009 to April 30, 2009

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	2000037939702

Date	Check No.	Payee	Description	Amount

04/08/09	1246	Susan Manning	Office Supplies	$54
04/09/09	1247	Patrick Olson	Information Tech/Systems	3,500
04/09/09	n/a	ADP Resource	Salaries & Benefits	655
04/09/09	n/a	Wachovia Bank	Custody and bank fees	132
04/13/09	n/a	ADP	Salaries & Benefits	50,887
04/13/09	n/a	ADP	Salaries & Benefits	37,042
04/13/09	n/a	Luminent Mortgage Capital	Salaries & Benefits	1,764
04/13/09	n/a	Wells Fargo Bank	Interest receipts reversal	32
04/16/09	n/a	Cananwill, Inc.	Insurance	4,826
04/21/09	n/a	ADP	Salaries & Benefits	2,346
04/21/09	n/a	ADP	Salaries & Benefits	488
04/21/09	n/a	Luminent Mortgage Capital	Salaries & Benefits	447
04/28/09	1257	United HealthCare	Salaries & Benefits	9,049
04/28/09	1249	1440 Market Street	Rent	3,551
04/28/09	1256	Principal Financial Group	Salaries & Benefits	611
04/28/09	1255	Central Parking	Rent	510
04/28/09	1258	UNUM LIFE INSURANCE	Salaries & Benefits	454
04/28/09	1251	Comcast 8497303261431291	Information Tech/Systems	273
04/28/09	1250	AT&T - 821471292	Office Supplies	216
04/28/09	1253	Natalie Graciano	Rent	100
04/28/09	1254	Xcel Energy	Rent	53
04/28/09	1252	Deep Rock	Rent	13
04/30/09	1260	Patrick Olson	Information Tech/Systems	3,500
04/30/09	1259	U.S. Trustee - LCM	Professional Fees and Expenses	325
04/30/09	1262	U.S. Trustee - LUM	Professional Fees and Expenses	1,950
04/30/09	1261	Karen Chang	Travel & Entertainment	536

			Total Cash Disbursements	$123,313

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	021-50526

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	20000-38963175

Date	Check No.	Payee	Description	Amount

4/1/2009	N/A	ADP and Misc. Med-I-Bank	Benefits	$4,374

			Total Cash Disbursements	$4,374

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	756-032058

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

MIN
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	021-58765

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-F
DISBURSEMENT SUMMARY
For Month Ended April 30, 2009

Total Disbursements from Operating Account	$123,313

Total Disbursements from Payroll Account	$4,374

Total Disbursements from Escrow Account	$-

Total Disbursements from Other Account	$-

Grand Total	$127,687

Fee

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-G
NARRATIVE
For Month Ended April 30, 2009

The Debtors do not currently have sufficient internal accounting capacity or funds to spend  on external financial experts to put together Form 2-C, Form 2-D or Form 2-E of the Monthly  Operating Report.